EXHIBIT 32.1

                           Section 1350 Certification


         In connection with the quarterly report of PHAZAR CORP (the "Company") on Form 10-QSB for the quarter ended February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operation of the Company.




   /s/ Gary W. Havener
   ------------------------------
   Gary W. Havener
   Chief Executive Officer


   /s/ Clark D. Wraight
   ------------------------------
   Clark D. Wraight
   Chief Financial Officer

























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